Entergy-Koch:
A Balanced Approach

Entergy 2002 Analyst Meeting

Kyle Vann

Chief Executive Officer, EKLP

June 14, 2002

Entergy-Koch

Discussion Outline

- **Gulf South Pipeline**
- **Entergy-Koch Trading**
- **Summary**

Natural Gas Demand Is Still Expected to Grow...



Natural Gas Demand
Tcf/year
22
24
26
Other
Power
Industrial
Commercial
Residential
01
05
10



Growth
%
7
60
18
5
10

Source: CERA

…And Entergy-Koch's Transportation Business Is Well Positioned with Gulf South Pipeline



Gulf of Mexico
GULF SOUTH

- Significant deliveries into the national gas pipeline grid
- Connections to more than 100 pipelines including Texas Eastern, Transco and FGT
- Unique hub-like system and variety of storage assets - facilitates flexible, market responsive services

Key Statistics

Throughput - Bcf/d	2.5
Miles of Pipeline	8,800
Peak Day Deliveries - Bcf/d	3.8
Storage Working Gas - Bcf	68
Storage Deliverability - Bcf/d	1.2
Horsepower	230,000

Gulf South Operates a Diversified Business...


Supply Source
%
Other
North Louisiana
Alabama & Mississippi
South Louisiana and Gulf of Mexico
Texas
Customers Revenue
%
Other
Storage
Industrials/ Power Plants
LDC's
Pipeline Interconnects
Services Revenue
%
Gathering
Storage
No Notice Service
Parking and Lending
Interruptible Transport
Firm Transport

...Focused on Operational Performance

Operating Expense Excl. Fuel

$ Million



122
113
86
91
83
SG&A
O&M
97
98
99
00
01

Safety Incidents

Per 200k man-hours



2.4
1.2
2.5
0.7
2.6
1.2
1.0
Industry Average
Gulf South
98
99
00
01

Source: Southern Gas Association survey

2001 Customer Service Ranking

Population of 18

1 Great Lakes Gas Transmission
2 Southern Natural Gas
3 Dominion Transmission
4 Williams Transco
5 Williams Texas Gas
6 Tennessee Gas Pipeline
7 Gulf South Pipeline

Source: Mastio Mega Pipeline Index survey

Magnolia and Gulf Pines Provide Long-term Growth Opportunities


Magnolia
Gulf South Pipeline
Gulf Pines Pipeline
Markets
Supply


Gulf South Pipeline
Gulf Pines Proposed Pipeline
Alternate Route

- Location - Southeastern Louisiana
- Working Capacity - 4.1 Bcf
- Withdrawal Capacity - 400 MMcf/d
- In service - Fall 2003
- Capital Investment - $40 million
- Planned Expansion - 6.5 Bcf in 2007

- Miles of Pipeline - 600
- Capacity - 1 Bcf/d
- Capital Investment - $1 billion

Discussion Outline

- Gulf South Pipeline
- **Entergy-Koch Trading**
- Summary

The Current Merchant Energy Sector Credit Concerns Are Not Surprising


Contribution to EBIT
%
100
90
80
70
60
50
40
30
20
10
0
1
2
3
4
5
6
Trading & Marketing
Merchant Assets
Other

	1	2	3	4	5	6
Debt/Capital	53%	71%	64%	62%	81%	55%
S&P	A+	BBB	BBB+	BBB-	BB	BBB
Moody's	A1	Baa2	Baa1	Ba1	B1	Baa2
Outlook	S	S	N	N	S	N

Source: Salomon Smith Barney, Moody's, Standard & Poor's, Entergy analysis

The Key Takeaway Is a Balanced Business Requirement...


40%-60%
Ratable Earnings
40%-60%
Trading Earnings

…Which Entergy-Koch Has Committed to and Maintained All Along

Company	S&P	Moody's
UBS Warburg	AA+	Aa2
Entergy-Koch	A	A3
Sempra Energy	A-	A2*
Duke Energy Trading	A-	N/A
Constellation Group	BBB+	Baa1
El Paso Corporation	BBB	Baa2
Williams Company	BBB	Baa2*
Aquila	BBB*	Baa2*
Dynegy	BBB+	Baa3*
Reliant Energy Resources	BBB*	Baa3*
Edison Mission	BBB-	Baa3
Mirant	BBB-*	Ba1*

*** Credit watch negative**

Note: As of May 31, 2002

Other Key Financial Trading Industries Have Survived These Cycles

"The [company's] collapse ...[has] exerted a pervasive sobering influence on market participants.... Dealers' customers have been significantly less willing to supply securities to dealers, which use them in matched-book operations or for short sales. ...[Small] dealers operating without a large capital base have also had to pay somewhat higher rates than...large dealers for financing their positions. A few dealers have had to deal with rumors about their financial condition at a time when most participants have been scrutinizing carefully the credit standing of those with whom they trade. Not surprisingly, the volume of trading activity has receded.... The extent of the backup in [prices] doubt-less reflects in some degree the increased caution evident in trading among both dealers and customers. The renewed emphasis on credit quality has also been reflected in the markets themselves. Despite these ripple effects, the short-term markets have continued to function well. We feel that the industry has the financial strength, even after recent reverses, to continue to make markets...albeit with wider margins for protection than obtained earlier this year."

- Paul Meek's notes from the FOMC meeting June 30, 1982 discussing the rapid demise of Drysdale Government Securities and its impact on the US government securities market.

US Power Markets Are Large with Tremendous Growth Potential and Capital at Risk...



Estimated US Power Market Sizing
TWh
TWh
$ Million
283% Growth
10x
23,000
92% Growth
5x
11,500
275
1,275
135
425
6,000
2,650
Regulated
2,650
Merchant
1,100
200 GW Growth
1,200
1,100
2001 TWh
2001 Trading Volume Less 10%
2010 TWh
2010 Trading Volume
2001 Daily Market and Value at Risk
2010 Daily Market and Value at Risk

Source: EIA, Power Markets Weekly and Internal Analysis

…While US Gas Markets Are Larger and Have Even More at Risk

Estimated US Gas Market Sizing



Tcf
NYMEX
350
Physical
95
22
2001 Gas Demand
Annual Trading Volume
Tcf
18% Growth
415
110
Growth
4
22
2010 Gas Demand
2010 Trading Volume
$ Million
225
3,550
275
4,175
2001 Daily Market and Value at Risk
2010 Daily Market and Value at Risk

Source: CERA, NYMEX, internal analysis

Why Is Trading Important?

- Value capture and value protection through economic and efficient risk transfer
- Not a “zero sum” game, ratepayers and shareholders can benefit
- Creates informed decisions around optimization including asset sales and acquisitions

Trading Business Segmentation


High
Margin
Low
Point-of-View Trading
Physical Optimization (Value Capture)
Financial Optimization (Value Protection)
Liquid Market Making
Low
High
Credit Requirement

Entergy-Koch Trading's Businesses...


Physical Optimization
(Value Capture)
Financial Optimization
(Value Protection)
Point-of-View Trading

…Are Founded on a Simple Structure



Customers
•Risk mitigation
•Physical and Financial Optimization
Liquidity
Credit
People
Culture
Incentives
Experience
Science/analysis
•Quantitative analysis
•Fundamental analysis
•Product development
Confidence
Markets
•Trading execution
•Controls
•Compliance

Physical Optimization


Physical
Optimization
(Value Capture)
Financial
Optimization
(Value Protection)
Point-of-View
Trading

EKT's Physical Optimization Business Emphasizes A National Grid of Alliances in the US...

Physical Optimization Network

Key Assets



Midwest Hub
Northeast Hub
Mid Atlantic Hub
Western Hub
Southeast Hub
Production Area Hub
Regional Hubs
Managed Assets

…And in the United Kingdom...

Physical Optimization Network

Key Assets



☆ **Managed Assets**

…Which Is Supported by Stable Customers and Asset Positions

Customers
2002 Partners; #


3
IOUs
7
LDCs/Coops

Asset Positions
Assets Under EKT Mgmt


2007 Goal
Current
2.4
1.4
350
200
24
6
Delivery (Bcf/Day)
Storage (Bcf)
Managed (GW)

Profile: EKT's Physical Optimization Business


Asset Owner
Entergy-Koch Trading
Products and Structures
COMMODITY MARKETS
Revenue Sharing
Physical Positions
Profit/Loss
Profit/Loss

Owner gains:
- Ability to extract imbedded option value
- Credit/liquidity capacity for asset business
- Lower SG&A
- Financial benefits to shareholders and ratepayers

Owner retains:
- Operating risk
- Intrinsic price risk
- Regulatory risk

Financial Optimization


Physical
Optimization
(Value Capture)
Financial
Optimization
(Value Protection)
Point-of-View
Trading

Commodity Risk in the Energy Markets Can Be Extreme

Volatility

Gas annualized daily volatility


0.75
0.70
0.65
0.60
0.55
0.50
0.45
0.40
0.35
0.30
0.25
97
98
99
00
01
02

Into-Cinergy annualized daily volatility


8.25
7.25
6.25
5.25
4.25
3.25
2.25
1.25
0.25
97
98
99
00
01
02

EKT Is a Recognized Leader in Helping Customers Find Financial Solutions...

Recognized Expertise

Financial Optimization; Ranking and Category


Natural Gas
Weather


Natural Gas
Power

US Natural Gas

1. NYMEX Look-alike - Swaps
1. NYMEX Look-alike - Options
1. Basis - Swaps
2. Basis - Options

US Weather

2. Swaps
3. Options

UK Natural Gas

2. Options

UK Power

1. Swaps
2. Options

Source: Energy Power Risk Management

…And Customers Have Responded Favorably

Customer Focus

Marketing Category and Ranking

2001 Mega Marketer Gas Trading (out of 20)	
1	TXU Energy Trading (TXU Corp)
2	Conoco, Inc.
3	Reliant Energy Resources Corp
4	Mirant Americas Energy Marketing, LP
5	**Entergy-Koch Trading (Entergy-Koch LP)**

Gas Deriv Customers; %


100
Financial Participants
Utility/LDCs
Consumers
Producers

Source: Mastio

Profile: EKT's Financial Optimization Business


Customers
Producers
Consumers
Financial Participants
Utilities/ LDC's
Market Interface
Risk Mitigation
Margins
Entergy-Koch Trading
Products and Structures
COMMODITY MARKETS

Owner gains:

- Reduced income volatility
- Improved credit treatment
- Ability to focus on core competencies

Owner retains:

- Operating risk
- Regulatory risk

Point-of-View Trading


Physical Optimization
(Value Capture)
Financial Optimization
(Value Protection)
Point-of-View Trading

Disciplined, Analytical Trading Techniques Have Produced A Consistently Profitable Track Record

Trading Track Record


Gain/loss days; Ratio
3.0
2.5
2.0
1.5
1.0
0.5
0.0
98
99
00
01
Power
Weather
Gas
Overall


98-01 daily earnings; Trading days
350
300
250
200
150
100
50
0
-4
-3
-2
-1
0
1
2
3
4
% of annual earnings


Avg. loss vs. avg. gain; %
90
80
70
60
50
40
30
20
10
0
98
99
00
01

Point-of-View Growth Is Possible

Point-of-View Expansion

Growth Area	Growth Requirements	Growth Opportunities
• *Region* • *Commodity* • *Time* • *Risk Capital*	• *Liquid markets* • *Energy relationship* • *Analytical capability* • *Credit*	• *Western US, Canada, Continental Europe* • *#2 oil, coal, emissions, transmission, weather products, cross commodities* • *Longer term transactions* • *Distressed power assets*

Summary - Entergy-Koch, LP

- Gulf South Pipeline is well situated geographically with disciplined operations management and diversified sources and customers
- Entergy-Koch has a strong credit and liquidity position with an independent A/A3 rating
- Entergy-Koch Trading's organizational structure and three trading and optimization businesses emphasize disciplined risk management and strong analytics resulting in a strong track record
- Forward growth for Entergy-Koch, LP will be balanced between Gulf South's stable pipeline assets and Entergy-Koch's trading businesses
- Entergy-Koch has reasonable opportunities in each of its business segments in order to meet growth expectations